                                  1995 Combined P&L

Printrak International Inc.
8-KA Pro Forma Financial Statements

                                      Printrak          TFP          Combined
REVENUES:                               1995            1995           1995
                                    ------------------------------------------
System                                17,553,000      4,483,000    22,036,000
Maintenance                            9,246,000        361,000     9,607,000
Total revenues                        26,799,000      4,844,000    31,643,000

COST OF REVENUES:
System cost of revenue                10,465,000      2,466,000    12,931,000
Maintenance cost of revenues           4,810,000        474,000     5,284,000
Total cost of revenues                15,275,000      2,940,000    18,215,000

  Gross profit                        11,524,000      1,904,000    13,428,000

OPERATING EXPENSES:
Research, development and engineering  4,301,000        566,000     4,867,000
Selling, general and administrative    7,320,000      2,033,000     9,353,000

Total operating expenses              11,621,000      2,599,000    14,220,000

  Operating income (loss)                (97,000)      (695,000)     (792,000)

Amortization of deferred credit        1,207,000            -       1,207,000
Foreign currency gain (loss)             (12,000)           -         (12,000)
Interest (expense) income               (454,000)       (40,000)     (494,000)
Other income (expense)                   600,000         14,000       614,000
Total other income, net                1,341,000        (26,000)    1,315,000

Income (loss) before provision
  for income taxes                     1,244,000       (721,000)      523,000

Provision (benefit) for income taxes     218,000       (199,000)       19,000

Net income (loss)                      1,026,000       (522,000)      504,000

Net Income per share                                                      0.06

Weighted average Shares outstanding                                 8,755,000

                                  1996 Combined P&L


                                      Printrak          TFP          Combined
REVENUES:                               1996            1996           1996
                                    ------------------------------------------
System                                35,806,000      5,594,000    41,400,000
Maintenance                            9,911,000        756,000    10,667,000
Total revenues                        45,717,000      6,350,000    52,067,000

COST OF REVENUES:
System cost of revenue                21,158,000      2,930,000    24,088,000
Maintenance cost of revenues           4,963,000        731,000     5,694,000
Total cost of revenues                26,121,000      3,661,000    29,782,000

  Gross profit                        19,596,000      2,689,000    22,285,000

OPERATING EXPENSES:
Research, development and engineering  8,558,000        716,000     9,274,000
Selling, general and administrative    9,776,000      2,507,000    12,283,000

Total operating expenses              18,334,000      3,223,000    21,557,000

  Operating income (loss)              1,262,000       (534,000)      728,000

Amortization of deferred credit        1,207,000            -       1,207,000
Foreign currency gain (loss)              67,000            -          67,000
Interest (expense) income               (334,000)       (94,000)     (428,000)
Other income (expense)                                    2,000         2,000
Total other income, net                  940,000        (92,000)      848,000

Income (loss) before provision
  for income taxes                     2,202,000       (626,000)    1,576,000

Provision (benefit) for income taxes     366,000        222,000       588,000

Net income (loss)                      1,836,000       (848,000)      988,000

Net Income per Share                                                      0.11

Weighted Average Shares Outstanding                                 9,085,000

                                  1997 Combined P&L

                                      Printrak          TFP          Combined
REVENUES:                               1997            1997           1997
System                                49,125,000      5,603,000    54,728,000
Maintenance                            9,740,000      1,115,000    10,855,000
Total revenues                        58,865,000      6,718,000    65,583,000

COST OF REVENUES:
System cost of revenue                25,313,000      2,798,000    28,111,000
Maintenance cost of revenues           5,252,000        780,000     6,032,000
Total cost of revenues                30,565,000      3,578,000    34,143,000

  Gross profit                        28,300,000      3,140,000    31,440,000

OPERATING EXPENSES:
Research, development and engineering 10,186,000        673,000    10,859,000
Selling, general and administrative   11,541,000      2,320,000    13,861,000

Total operating expenses              21,727,000      2,993,000    24,720,000

  Operating income (loss)              6,573,000        147,000     6,720,000

Amortization of deferred credit              -                            -
Foreign currency gain (loss)            (144,000)           -        (144,000)
Interest (expense) income                141,000       (227,000)      (86,000)
Other income (expense)                   275,000          8,000       283,000
Total other income, net                  272,000       (219,000)       53,000

Income (loss) before provision
  for income taxes                     6,845,000        (72,000)    6,773,000

Provision (benefit) for income taxes   2,417,000       (276,000)    2,141,000

Net income (loss)                      4,428,000        204,000     4,632,000

Net Income per share                                                     0.42

Weighted average shares outstanding                                10,963,000

                                                              1996 Combined BS


                                                         1996             1996           1996        Balance Sheet   Balance Sheet
                                                       Printrak           TFP          Combined       Adjustments        Total
                                                      ----------------------------------------------------------------------------
ASSETS:
CURRENT ASSETS:
Cash and cash equivalents                              3,154,000        107,000        3,261,000                      3,261,000
Short-term investments                                   364,000            -            364,000                        364,000
Accounts receivable, including unbilled               11,086,000        629,000       11,715,000                     11,715,000
amount of $5,315,000
Related party accounts receivable                            -           41,000           41,000                         41,000
Inventories, net                                       8,852,000        314,000        9,166,000                      9,166,000
Prepaid expenses and other current assets                363,000          8,000          371,000                        371,000
Deferred income taxes                                                    86,000           86,000                         86,000
                                                      ----------------------------------------------------------------------------
Total current assets                                  23,819,000      1,185,000       25,004,000                     25,004,000

LONG-TERM RECEIVABLES                                        -              -                -                              -

NOTES RECEIVABLE FROM RELATED PARTIES                  1,390,000            -          1,390,000                      1,390,000

OTHER LONG-TERM ASSETS                                       -           33,000           33,000                         33,000

PROPERTY AND EQUIPMENT                                 2,889,000        494,000        3,383,000                      3,383,000

DEFERRED INCOME TAXES                                  4,847,000            -          4,847,000                      4,847,000
                                                      ----------------------------------------------------------------------------

TOTAL ASSETS                                          32,945,000      1,712,000       34,657,000                     34,657,000


CURRENT LIABILITIES:
Accounts payable                                       4,761,000        521,000        5,282,000                      5,282,000
Accrued wage and employee benefits                     1,575,000            -          1,575,000                      1,575,000
Other accrued liabilities                              1,541,000        420,000        1,961,000        800,000       2,761,000
Related party loans                                          -           55,000           55,000                         55,000
Current portion of long-term debt                        888,000         61,000          949,000                        949,000
Deferred revenue                                       3,904,000        914,000        4,818,000                      4,818,000


                                                                   Page 4


                                                              1996 Combined BS


Income taxes payable                                     234,000            -            234,000                        234,000
                                                      ----------------------------------------------------------------------------
Total current liabilities                             12,903,000      1,971,000       14,874,000        800,000      15,674,000

LONG-TERM DEBT, less current portion                   5,614,000        128,000        5,742,000                      5,742,000

OTHER LONG-TERM LIABILITIES                                  -              -                -                              -
                                                      ----------------------------------------------------------------------------

Total liabilities                                     18,517,000      2,099,000       20,616,000        800,000      21,416,000

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
Preferred stock $.0001 par value;                                       723,000          723,000       (723,000)            -
5,000,000 shares authorized; no shares outstanding
Common stock $.0001 par value; 20,000,000 shares           1,000        270,000          271,000       (270,000)          1,000
authorized; 8,723,200 shares issued and outstanding
Additional paid-in capital                               308,000            -            308,000        723,000       1,301,000
                                                                                                        270,000
Retained earnings                                     14,352,000     (1,391,000)      12,961,000       (800,000)     12,161,000
Note receivable from stockholder                        (300,000)           -           (300,000)                      (300,000)
Unrealized gain on short-term investments                 41,000            -             41,000                         41,000
Cumulative foreign exchange translation adjustment        26,000         11,000           37,000                         37,000
                                                      ----------------------------------------------------------------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY            32,945,000      1,712,000       34,657,000            -        34,657,000


                                                                   Page 5


                                   1997 Combined BS


                                                   1997            1997          1997       Balance Sheet    Balance Sheet
                                                 Printrak           TFP        Combined      Adjustments          Total
                                               ----------------------------------------------------------------------------
ASSETS:
CURRENT ASSETS:
Cash and cash equivalents                        3,734,000         98,000      3,832,000                        3,832,000
Short-term investments                           4,599,000            -        4,599,000                        4,599,000
Accounts receivable, net including unbilled     22,943,000        596,000     23,539,000                       23,539,000
amount of $8,337,255
Inventories, net                                 4,890,000        284,000      5,174,000                        5,174,000
Prepaid expenses and other current assets          463,000         55,000        518,000                          518,000
Deferred taxes                                     902,000        156,000      1,058,000                        1,058,000
                                               ----------------------------------------------------------------------------
Total current assets                            37,531,000      1,189,000     38,720,000                       38,720,000


NOTES RECEIVABLE FROM RELATED PARTIES              543,000            -          543,000                          543,000

OTHER LONG-TERM ASSETS                           1,578,000        280,000      1,858,000                        1,858,000

PROPERTY AND EQUIPMENT                           5,096,000        474,000      5,570,000                        5,570,000

DEFERRED INCOME TAXES                            2,867,000            -        2,867,000                        2,867,000
                                               ----------------------------------------------------------------------------

TOTAL ASSETS                                    47,615,000      1,943,000     49,558,000                       49,558,000


CURRENT LIABILITIES:
Accounts payable                                 3,990,000        441,000      4,431,000                        4,431,000
Accrued wage and employee benefits               1,807,000                     1,807,000                        1,807,000
Other accrued liabilities                        2,442,000        346,000      2,788,000         800,000        3,588,000
Related party loans                                                55,000         55,000                           55,000
Current portion of long-term debt                  184,000         63,000        247,000                          247,000
Deferred revenue                                 2,742,000      1,177,000      3,919,000                        3,919,000
Income taxes payable                               623,000          8,000        631,000                          631,000
                                               ----------------------------------------------------------------------------
Total current liabilities                       11,788,000      2,090,000     13,878,000         800,000       14,678,000


                                1997 Combined BS


LONG-TERM DEBT, less current portion                  1,472,000         52,000      1,524,000                     1,524,000

OTHER LONG-TERM LIABILITIES                             159,000            -          159,000                       159,000
                                                    ------------------------------------------------------------------------
Total liabilities                                    13,419,000      2,142,000     15,561,000        800,000     16,361,000

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
Preferred stock $.0001 par value;                                      773,000        773,000       (773,000)           -
5,000,000 shares authorized; no shares outstanding
Common stock $.0001 par value; 20,000,000 shares          1,000        270,000        271,000       (270,000)         1,000
authorized; 11,100,000 shares issued and outstanding
Additional paid-in capital                           15,713,000            -       15,713,000        773,000     16,756,000
                                                                                                     270,000
Retained earnings                                    18,780,000     (1,238,000)    17,542,000       (800,000)    16,742,000
Note receivable from stockholder                       (300,000)           -         (300,000)                     (300,000)
Unrealized gain on short-term investments                46,000            -           46,000                        46,000
Cumulative foreign exchange translation adjustment      (44,000)        (4,000)       (48,000)                      (48,000)
                                                    ------------------------------------------------------------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY           47,615,000      1,943,000     49,558,000            -       49,558,000


                             1995 Combined Cash Flow


                                                         Printrak           TFP        Combined
                                                           1995            1995           1995
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income                                               1,026,000       (521,685)       504,315
Adjustments to reconcile net income to net cash
provided by (used in) operating activities:
Depreciation and amortization                            3,087,000        108,795      3,195,795
Amortization of deferred credit                         (1,207,000)                   (1,207,000)
Deferred income tax provision                               27,000       (270,000)      (243,000)
Changes in operating assets and liabilities:
Accounts receivable, net                                   262,000       (406,945)      (144,945)
Inventories, net                                        (3,343,000)       (29,962)    (3,372,962)
Prepaid expenses and other current assets                   23,000         10,547         33,547
Accounts payable                                           852,000        301,793      1,153,793
Accrued liabilities                                       (895,000)       158,260       (736,740)
Deferred revenue                                         1,462,000        518,159      1,980,159
Income taxes payable                                       (72,000)        67,000         (5,000)
Other                                                                     (35,828)       (35,828)
Net cash provided by (used in) operating activities      1,222,000        (99,866)     1,122,134

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures                                    (1,102,000)      (380,204)    (1,482,204)
Proceeds from sale of land and building                        -                             -
Capitalized software development costs                  (2,668,000)                   (2,668,000)
Purchases of short-term investments                         (1,000)                       (1,000)
Receipt of notes receivable from related parties               -          215,409        215,409

Net cash (used in) provided by investing activities     (3,771,000)      (164,795)    (3,935,795)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from long-term debt                             3,555,000        630,516      4,185,516
Principal payments on long-term debt                      (630,000)      (337,511)      (967,511)
Dividends paid                                          (1,000,000)                   (1,000,000)
Net cash provided by (used in) financing activities      1,925,000        293,005      2,218,005

EFFECT OF EXCHANGE RATE CHANGES ON
CASH BALANCES                                               96,000            -           96,000

NET (DECREASE) INCREASE IN CASH AND                       (528,000)        28,344       (499,656)
CASH EQUIVALENTS

CASH AND CASH EQUIVALENTS, beginning of year             1,477,000        (28,353)     1,448,647

CASH AND CASH EQUIVALENTS, end of year                     949,000             (9)       948,991


                             1996 Combined Cash Flow


                                                         Printrak           TFP        Combined
                                                           1996             1996          1996
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income                                               1,836,000       (847,848)       988,152
Adjustments to reconcile net income to net cash
provided by (used in) operating activities:
Depreciation and amortization                            3,884,000        202,894      4,086,894
Amortization of deferred credit                         (1,207,000)                   (1,207,000)
Deferred income tax provision                              154,000        184,188        338,188
Changes in operating assets and liabilities:                   -
Accounts receivable, net                                (4,938,000)        64,427     (4,873,573)
Inventories, net                                        (2,711,000)       247,638     (2,463,362)
Prepaid expenses and other current assets                   50,000          6,681         56,681
Accounts payable                                         2,544,000        (31,680)     2,512,320
Accrued liabilities                                        926,000         52,084        978,084
Deferred revenue                                         1,547,000        145,618      1,692,618
Income taxes payable                                       125,000          -67000        58,000
Other                                                                      39,637         39,637
Net cash provided by (used in) operating activities      2,210,000         (3,361)     2,206,639

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures                                    (2,230,000)      (350,121)    (2,580,121)
Proceeds from sale of land and building                  3,330,000                     3,330,000
Capitalized software development costs                         -                             -
Purchases of short-term investments                            -                             -
Receipt of notes receivable from related parties          (160,000)       (59,389)      (219,389)

Net cash (used in) provided by investing activities        940,000       (409,510)       530,490

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from issuance of redeemable preferred stock                  689,612        689,612
Proceeds from long-term debt                             3,200,000        407,497      3,607,497
Principal payments on long-term debt                    (4,103,000)      (577,511)    (4,680,511)
Dividends paid                                                 -                             -
Proceeds from exercise of stock options                      8,000                         8,000
Net cash provided by (used in) financing activities       (895,000)       519,598       (375,402)

EFFECT OF EXCHANGE RATE CHANGES ON
CASH BALANCES                                              (50,000)           -          (50,000)

NET (DECREASE) INCREASE IN CASH AND                      2,205,000        106,727      2,311,727
CASH EQUIVALENTS

CASH AND CASH EQUIVALENTS, beginning of year               949,000             (9)       948,991

CASH AND CASH EQUIVALENTS, end of year                   3,154,000        106,718      3,260,718



                              1997 Combined Cash Flow

                                                         Printrak           TFP        Combined
                                                           1997             1997          1997
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income                                               4,428,000        203,635      4,631,635
Adjustments to reconcile net income to net cash
provided by (used in) operating activities:
Depreciation and amortization                            2,418,000        241,087      2,659,087
Amortization of deferred credit                                -              -
Deferred income tax provision                            1,078,000        (70,188)     1,007,812
Changes in operating assets and liabilities:
Accounts receivable, net                               (11,857,000)        33,382    (11,823,618)
Inventories, net                                           571,000         29,770        600,770
Prepaid expenses and other current assets               (1,678,000)       (46,600)    (1,724,600)
Accounts payable                                          (772,000)       (79,860)      (851,860)
Accrued liabilities                                      1,134,000        (73,170)     1,060,830
Deferred revenue                                        (1,162,000)       262,763       (899,237)
Income taxes payable                                       389,000          7,962        396,962
Other                                                                    (254,010)      (254,010)
Net cash provided by (used in) operating activities     (5,451,000)       254,771     (5,196,229)

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures                                    (1,229,000)      (229,961)    (1,458,961)
Proceeds from sale of land and building                        -
Capitalized software development costs                         -
Purchases of short-term investments                     (4,235,000)                   (4,235,000)
Receipt of notes receivable from related parties           847,000         41,435        888,435

Net cash (used in) provided by investing activities     (4,617,000)      (188,526)    (4,805,526)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from long-term debt                             6,116,000                     6,116,000
Principal payments on long-term debt                   (10,803,000)       (74,561)   (10,877,561)
Dividends paid                                                 -
Proceeds from exercise of stock options                    690,000                       690,000
Net proceeds received from initial public offering      14,715,000                    14,715,000
Net cash provided by (used in) financing activities     10,718,000        (74,561)    10,643,439

EFFECT OF EXCHANGE RATE CHANGES ON
CASH BALANCES                                              (70,000)           -          (70,000)

NET (DECREASE) INCREASE IN CASH AND                        580,000         (8,316)       571,684
CASH EQUIVALENTS

CASH AND CASH EQUIVALENTS, beginning of year             3,154,000        106,718      3,260,718

CASH AND CASH EQUIVALENTS, end of year                   3,734,000         98,402      3,832,402



                             PRINTRAK INTERNATIONAL INC.

                        NOTES TO UNAUDITED PRO FORMA CONDENSED
                            COMBINED FINANCIAL STATEMENTS


a.  BASIS OF PRESENTATION

    The unaudited pro forma condensed combined balance sheet combines the historical balance sheets of Printrak International Inc. ("Printrak") and TFP Inc. ("TFP") as of March 31, 1997 and 1996. The unaudited pro forma condensed combined statement of income combines the historical statements of income of Printrak and TFP for the years ended March 31, 1997, 1996 and 1995, respectively. The historical amounts for TFP have been adjusted to conform TFP's year end and certain accounting policies to those of Printrak.

b.  STOCKHOLDERS' EQUITY

    At March 31, 1997, TFP had 3,240,964 shares of common stock and 903,615 shares of Series A redeemable convertible preferred stock. All TFP convertible preferred shares outstanding were convertible into TFP common shares on a one-for-one basis. In addition, at March 31, 1997, options to purchase 345,000 shares of TFP common stock were outstanding. These options vested upon the change in control of TFP. As a result of the acquisition, all TFP common stock, preferred stock and options were converted into the right to receive 1,515,990 shares of Printrak common stock.

c.  MERGER-RELATED EXPENSES

    Printrak and TFP estimate that they will incur merger-related expenses, consisting primarily of transactions costs for investment bankers fees, attorneys, accountants, financial printing and other related charges, of approximately $.8 million. This estimate is preliminary and will be adjusted to the extent that actual amounts differ from management's estimates. These nonrecurring expenses have and will be charged to operations as incurred.

    The pro forma condensed combined balance sheets gives effect to such expenses as if they had been incurred as of March 31, 1997 and 1996, but the pro forma combined condensed statements of operations do not include such expenses, as they are a nonrecurring charge which directly resulted from the acquisition.

                             PRINTRAK INTERNATIONAL INC.

                        NOTES TO UNAUDITED PRO FORMA CONDENSED
                      COMBINED FINANCIAL STATEMENTS  (CONTINUED)

d.  PRO FORMA NET INCOME PER SHARE

    Pro forma net income per share is computed using the weighted average number of common shares and common share equivalents outstanding during the period. Common share equivalents result from outstanding options and warrants to purchase common stock and are calculated using the treasury stock method.
The number of shares to be converted was calculated by dividing One Million Four Hundred Thousand (1,400,000) shares of Printrak Common Stock by (b) the number of shares of TFP Stock that was equal to the sum of (I) the total number of shares of TFP Common Stock and Preferred Stock ("TFP Stock") that were issued and outstanding on May 6, 1997, plus (ii) the total number of shares of TFP Stock, if any, that were directly or indirectly ultimately issuable by TFP upon the exercise, conversion or exchange of all TFP Derivative Securities that were issued and outstanding on May 6, 1997. The outstanding options to purchase shares of TFP Common Stock have been converted into the right to acquire 116,496 shares of Common Stock of Printrak.